Capital Deficiency	9 Months Ended
Sep. 30, 2012
Equity Method Investments and Joint Ventures [Abstract]
Capital Deficiency
12. Capital Deficiency

On January 11, 2012 and January 25, 2012, the Company sold an aggregate of 1,300,000 Units to accredited investors. Each Unit was sold for a purchase price of $0.50 per Unit and consists of: (i) one share of Common Stock and (ii) a four-year warrant to purchase 0.5 share of Common Stock purchased at an exercise price of $1.00 per share, subject to adjustment upon the occurrence of certain events.

On February 27, 2012, the Company issued warrants to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.60 per share to the former holders of the March 2011 Notes described in Note 7 – Convertible Notes Payable in connection with the repayment of those notes.

On March 1, 2012, the Company issued 455,000 shares of its common stock to certain individuals who previously purchased shares of the Company's common stock on November 3, 2011 at a purchase price of $1.00 per share.

On April 25, 2012, the Company issued 2,636,804 shares of common stock upon the cashless exercise of warrants to purchase 3,000,000 shares.

On June 28, 2012, the Company issued 2,400,000 shares of common stock upon the cashless exercise of warrants to purchase 2,750,000 shares.

On July3, 2012, the Company issued 7,650,000 shares of common stock upon the cashless exercise of warrants to purchase 8,500,000 shares.

On September 28, 2012 the Company cancelled 6,650,000 shares of common stock which were previously issued to Dr. Nian Wu in connection with the acquisition of certain patent rights for Biozone Laboratories, Inc.  As consideration for the cancellation, Mr. Wu agreed to the cancellation of a license agreement between Mr. Wu and the Company.